Exhibit 10.1
SECOND AMENDMENT AGREEMENT
     This SECOND AMENDMENT AGREEMENT (this “Amendment”) is made as of the 25th day of April, 2007 among:
     (a) THE J. M. SMUCKER COMPANY, an Ohio corporation (“US Borrower”);
     (b) SMUCKER FOODS OF CANADA CO., a Nova Scotia corporation (successor by amalgamation to J. M. Smucker (Canada) Inc.) (“Canadian Borrower” and, together with US Borrower, collectively, “Borrowers” and, individually, each a “Borrower”);
     (c) the Lenders, as defined in the Credit Agreement, as hereinafter defined;
     (d) KEYBANK NATIONAL ASSOCIATION, as the lead arranger and administrative agent for the Lenders under the Credit Agreement (“Agent”); and
     (e) BANK OF MONTREAL, as the Canadian funding agent and syndication agent under the Credit Agreement (the “Canadian Funding Agent”).
     WHEREAS, Borrowers, Lenders and Agent are parties to that certain Credit Agreement, dated as of June 18, 2004, that provides, among other things, for loans and letters of credit aggregating One Hundred Eighty Million Dollars ($180,000,000), all upon certain terms and conditions (as amended and as the same may from time to time be further amended, restated or otherwise modified, the “Credit Agreement”);
     WHEREAS, Borrowers, Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof and add certain provisions thereto;
     WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and
     WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment;
     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, Borrowers, Agent and the Lenders agree as follows:
     1. Amendment to Definitions. Article I of the Credit Agreement is hereby amended to delete the definitions of “Change in Control”, “Maximum Amount”, “Maximum Canadian Revolving Amount”, “Maximum US Revolving Amount”, “Overall Commitment Percentage”, and “Required Lenders” therefrom and to insert in place thereof, respectively, the following:
          “Change in Control” shall mean:

     (a) the acquisition of, or, if earlier, the shareholder or director approval of the acquisition of, ownership or voting control, directly or indirectly, beneficially or of record, on or after the Closing Date, by any Person or group (within the meaning of Rule 13d-3 of the SEC under the 1934 Act, as then in effect), of shares representing more than fifty percent (50%) of the aggregate ordinary Voting Power represented by the issued and outstanding capital stock of US Borrower; provided that the foregoing restriction shall not apply to acquisitions of capital stock by the Smucker Family so long as the acquisition by the Smucker Family of such Voting Power shall not result, directly or indirectly, in a “going private transaction” within the meaning of the 1934 Act;
     (b) the occupation of a majority of the seats (other than vacant seats) on the board of directors of US Borrower by Persons who were neither (i) nominated by the board of directors of US Borrower nor (ii) appointed by directors so nominated;
     (c) the sale or transfer of all or substantially all of the assets of US Borrower, in a single transaction or a series of related transactions, to any person (within the meaning of Rule 13d-3 of the SEC under the Securities Exchange Act of 1934, as in effect on the Closing Date) or related persons constituting a group (within the meaning of Rule 13d-3 of the SEC under the Securities Exchange Act of 1934, as in effect on the Closing Date); or
     (d) the occurrence of a change in control, or other similar provision, as defined in any Material Indebtedness Agreement, the result of which is to cause such Indebtedness to become due prior to its stated maturity.
          “Maximum Amount” shall mean:
     (a) for each US Lender, the amount set forth opposite such US Lender’s name under the column headed “Maximum Amount” as set forth on Schedule 1 hereto, subject to decreases determined pursuant to Section 2.9(d) hereof, reallocations determined pursuant to Section 2.15 hereof and assignments of interests pursuant to Section 10.10 hereof; and
     (b) for each Canadian Lender, the amount set forth opposite such Canadian Lender’s name under the column headed “Maximum Amount” as set forth on Schedule 1 hereto, subject to decreases determined pursuant to Section 2.9(d) hereof, reallocations determined pursuant to Section 2.15 hereof and assignments of interests pursuant to Section 10.10 hereof.
     “Maximum Canadian Revolving Amount” shall mean the CAD Equivalent of Zero Dollars ($0), as such amount may be reduced pursuant to Section 2.9(d) hereof or reallocated pursuant to Section 2.15 hereof.
     “Maximum US Revolving Amount” shall mean One Hundred Eighty Million Dollars ($180,000,000), as such amount may be reduced pursuant to Section 2.9(d) hereof or reallocated pursuant to Section 2.15 hereof.

      “Overall Commitment Percentage” shall mean (a) with respect to a US Lender, such US Lender’s percentage of the Total Commitment Amount based upon such US Lender’s Maximum Amount of the Total Commitment Amount, and (b) with respect to a Canadian Lender, such Canadian Lender’s percentage of the Total Commitment Amount based upon such Canadian Lender’s Maximum Amount of the Total Commitment Amount.
     “Required Lenders” shall mean, at any time, the holders of at least fifty-one percent (51%) of the aggregate sum of the Lender Overall Basis of all of the Lenders, as it may from time to time be set forth in Schedule 1 hereto.
     2. Addition to Definitions. Article I of the Credit Agreement is hereby amended to add the following new definitions thereto:
     “Applicable Maximum Canadian Revolving Amount” shall mean, for each Combined Lender, the amount set forth opposite such Combined Lender’s name under the column headed “Canadian Revolving Credit Commitment Amount” as set forth on Schedule 1 hereto, subject to decreases determined pursuant to Section 2.9(d) hereof, reallocations determined pursuant to Section 2.15 hereof and assignments of interests pursuant to Section 10.10 hereof.
     “Applicable Maximum US Revolving Amount” shall mean, for each Combined Lender, the amount set forth opposite such Combined Lender’s name under the column headed “US Revolving Credit Commitment Amount” as set forth on Schedule 1 hereto, subject to decreases determined pursuant to Section 2.9(d) hereof, reallocations determined pursuant to Section 2.15 hereof and assignments of interests pursuant to Section 10.10 hereof.
     “Balanced Combined Lender” shall mean a Combined Lender whose aggregate US Revolving Credit Commitment and Dormant US Revolving Credit Commitment equals the aggregate of its Canadian Revolving Credit Commitment and Dormant Canadian Revolving Credit Commitment.
     “Combined Lender” shall mean (a) a US Lender that is also a Canadian Lender, through a “Canadian (or city or province thereof) branch” or a Canadian affiliate of such US Lender, or (b) a Canadian Lender that is also a US Lender, through a “United States (or city or state thereof) branch” or a United States affiliate of such Canadian Lender.
     “Dormant Canadian Commitment” shall mean the obligation hereunder of certain Canadian Lenders to have their respective Dormant Canadian Revolving Credit Commitments available to Canadian Borrower for the purposes of increasing, pursuant to Section 2.15 hereof, the Canadian Commitment, during the Commitment Period, by an amount up to the Dormant Total Canadian Amount.

     “Dormant Canadian Revolving Credit Commitment” shall mean, for each Canadian Lender, the amount set forth opposite such Canadian Lender’s name under the column headed “Dormant Revolving Credit Canadian Commitment” as set forth on Schedule 1 hereto, as the same may be revised from time to time pursuant to Sections 2.9(d), 2.15 and 10.10 hereof.
     “Dormant Total Canadian Amount” shall mean the amount set forth under the row titled “Dormant Canadian Amount” as set forth on Schedule 1 hereto, as the same may be revised from time to time pursuant to Sections 2.9, 2.15 and 10.10 hereof.
     “Dormant Total US Amount” shall mean the amount set forth under the row titled “Dormant US Amount” as set forth on Schedule 1 hereto, as the same may be revised from time to time pursuant to Sections 2.9, 2.15 and 10.10 hereof.
     “Dormant US Commitment” shall mean the obligation hereunder of certain US Lenders to have their respective Dormant US Revolving Credit Commitments available to US Borrower for the purposes of increasing, pursuant to Section 2.15 hereof, the US Commitment, during the Commitment Period, by an amount up to the Dormant Total US Amount.
     “Dormant US Revolving Credit Commitment” shall mean, for each US Lender, the amount set forth opposite such US Lender’s name under the column headed “Dormant US Revolving Credit Commitment” as set forth on Schedule 1 hereto, as the same may be revised from time to time pursuant to Sections 2.9, 2.15 and 10.10 hereof.
     “Lender Overall Basis” shall mean, at any time, for any Lender (which for purposes of this definition includes any affiliate or branch thereof that is also a Lender under this Agreement), the higher of, to the extent applicable, (a) the sum of such Lender’s US Revolving Credit Commitment and Dormant US Revolving Credit Commitment, or (b) the sum of such Lender’s Canadian Revolving Credit Commitment and Dormant Canadian Revolving Credit Commitment; provided that, for any Lender that is a Balanced Combined Lender, the Lender Overall Basis shall be either subpart (a) or (b) above (since (a) and (b) above would be the same). For clarification purposes, Schedule 1 hereto sets forth the “Lender Overall Basis” for each Lender.
     “Unbalanced Combined Lender” shall mean a Combined Lender whose aggregate US Revolving Credit Commitment and Dormant US Revolving Credit Commitment does not equal the aggregate of its Canadian Revolving Credit Commitment and Dormant Canadian Revolving Credit Commitment.
     “Ultimate Amount” shall mean One Hundred Eighty Million Dollars ($180,000,000) (or the CAD Equivalent thereof), as such amount may be reduced pursuant to Section 2.9(d) hereof.
     3. Addition to US Revolving Credit. Section 2.2 of the Credit Agreement is hereby amended to add the following new subsection (d) at the end thereto:

     (d) US Lenders That Are Canadian Lenders. To the extent that a US Lender has an affiliate or branch that is a Canadian Lender, such US Lender together with its Canadian affiliate or branch shall be a Combined Lender and shall have separate commitments under the Commitment. To the extent that a Revolving Loan is made under the US Commitment, it will be made by the US Lender and, to the extent that a Revolving Loan is made under the Canadian Commitment, it will be made by the Canadian affiliate or branch of such US Lender. Accordingly, (i) such US Lender (and not the Canadian affiliate or branch) will be the entity that shares the risk described in subsections (b) and (c) of this Section 2.2 with respect to the Letters of Credit and US Swing Loans that are part of the US Commitment, and (ii) the Canadian affiliate or branch of such US Lender will be the entity that shares the risk described in subsection (b) of Section 2.3 hereof with respect to the Canadian Swing Loans that are part of the Canadian Commitment.
     4. Addition to Canadian Revolving Credit. Section 2.3 of the Credit Agreement is hereby amended to add the following new subsection (c) at the end thereto:
     (c) Canadian Lenders That Are US Lenders. To the extent that a Canadian Lender has an affiliate or branch that is a US Lender, such Canadian Lender together with its US affiliate or branch shall be a Combined Lender and shall have separate commitments under the Commitment. To the extent that a Revolving Loan is made under the Canadian Commitment, it will be made by the Canadian Lender and, to the extent that a Revolving Loan is made under the US Commitment, it will be made by the US affiliate or branch of such Canadian Lender. Accordingly, (i) such Canadian Lender (and not the US affiliate or branch) will be the entity that shares the risk described in subsection (b) of this Section 2.3 with respect to the Canadian Swing Loans that are part of the Canadian Commitment, and (i) the US affiliate or branch of such Canadian Lender will be the entity that shares the risk described in subsections (b) and (c) of Section 2.2 hereof with respect to the Letters of Credit and US Swing Loans that are part of the US Commitment.
     5. Amendment to Facility Fees. Section 2.9 of the Credit Agreement is hereby amended to delete subpart (a) therefrom and to insert in place thereof the following:
     (a) Facility Fee. Borrowers shall pay to Agent (as provided below), for the account of each Lender, as a consideration for the credit facilities provided by the Lenders under this Agreement, a facility fee from the Second Amendment Effective Date to and including the last day of the Commitment Period, payable quarterly, at a rate per annum equal to (i) the Applicable Facility Fee Rate in effect on the payment date, times (ii) the average daily Lender Overall Basis for such Lender in effect during such quarter. The facility fee shall be payable in arrears, on July 31, 2007 and on each Regularly Scheduled Payment Date thereafter, and on the last day of the Commitment Period. In order to minimize any possible adverse tax consequences, Borrowers shall have the option to designate which portion of the facility fees is due and payable from US Borrower and which portion is due and payable from Canadian Borrower. In no event shall Canadian Borrower be required to make payments under this subsection on behalf of US Borrower, or with respect to the US Commitment.
     6. Amendment to Reduction of Commitment. Section 2.9(d) of the Credit Agreement is hereby amended to delete subpart (iii) therefrom and to insert in place thereof the following:
     (iii) Generally. If Borrowers reduce in whole the Commitment of the Lenders, on the effective date of such reduction (Borrowers having prepaid in full the unpaid principal balance, if any, of the Loans, together with all interest and facility and other fees accrued and unpaid), all of the Notes, if Notes have been issued, shall be delivered to Agent marked “Canceled” and Agent shall redeliver such Notes to Borrowers. Any partial reduction in the Total Commitment Amount shall be effective during the remainder of the Commitment Period and shall result in a corresponding reduction of the Ultimate Amount. Notwithstanding anything in this Section to the contrary, at any time that there shall be a permanent reduction in the US Commitment or the Canadian Commitment pursuant to subparts (i) and (ii) above, the Dormant US Commitment and the Dormant Canadian Commitment (as applicable) shall be automatically decreased so that (A) the amount of the Dormant US Commitment does not exceed the amount of the resulting Canadian Commitment, and (B) the amount of the Dormant Canadian Commitment does not exceed the amount of the resulting US Commitment.
     7. Amendment to Amount and Terms of Credit. Article II of the Credit Agreement is hereby amended to add the following new Section 2.15 at the end thereto:
     Section 2.15. Reallocation of US and Canadian Revolving Commitments.
     (a) Increase in US Commitment and Decrease in Canadian Commitment. So long as no Default or Event of Default exists, Borrowers shall have the right, with three Business Days prior written notice to Agent and Canadian Funding Agent, to increase the Maximum US Revolving Amount up to the Ultimate Amount. Each such increase shall:
     (i) be in an amount of at least Ten Million Dollars ($10,000,000), increased by increments of Five Million Dollars ($5,000,000) (but in no event greater than the Dormant Total US Amount effective immediately prior to such increase);
     (ii) result in a decrease of the Maximum Canadian Revolving Amount by an amount equal to such increase by (A) first, proportionally decreasing the Applicable Maximum Canadian Revolving Amount of each Canadian Lender that is not a Combined Lender, (B) second, if applicable, proportionally (based on their respective Dormant US Revolving Credit Commitments) decreasing the Applicable Maximum Canadian Revolving Amount of each Unbalanced Combined Lender, and (C) third, if applicable, proportionally decreasing the Applicable Maximum Canadian Revolving Amount of each Balanced Combined Lender;

     (iii) (1) first, proportionally increase the Applicable Maximum US Revolving Amount of each US Lender that is not a Combined Lender, (2) second, if applicable, proportionally (based on their respective Dormant US Revolving Credit Commitments) increase the Applicable Maximum US Revolving Amount of each Unbalanced Combined Lender, and (3) third, if applicable, proportionally increase the Applicable Maximum US Revolving Amount of each Balanced Combined Lender; and
     (iv) proportionately (y) increase such Canadian Lender’s Dormant Canadian Commitment, and (z) decrease such US Lender’s Dormant US Commitment.
     (b) Increase in Canadian Commitment and Decrease in US Commitment. So long as no Default or Event of Default exists, Borrowers shall have the right, with three Business Days prior written notice to Agent and Canadian Funding Agent, to increase the Maximum Canadian Revolving Amount up to the Ultimate Amount. Each such increase shall:
     (i) be in an amount of at least Ten Million Dollars ($10,000,000), increased by increments of Five Million Dollars ($5,000,000) (but in no event greater than the Dormant Total Canadian Amount effective immediately prior to such increase);
     (ii) result in a decrease of the Maximum US Revolving Amount by an amount equal to such increase by (A) first, proportionally decreasing the Applicable Maximum US Revolving Amount of each US Lender that is a Balanced Combined Lender, (B) second, if applicable, proportionally (based on their respective Dormant Canadian Revolving Credit Commitment) decreasing the Applicable Maximum US Revolving Amount of each Unbalanced Combined Lender, and (C) third, if applicable, proportionally decreasing the Applicable Maximum US Revolving Amount of each US Lender that is not a Combined Lender;
     (iii) (1) first, proportionally increase the Applicable Maximum Canadian Revolving Amount of each Canadian Lender that is a Balanced Combined Lender, (2) second, if applicable, proportionally (based on their respective Dormant Canadian Revolving Credit Commitment) increase the Applicable Maximum Canadian Revolving Amount of each Unbalanced Combined Lender, and (3) third, if applicable, proportionally increase the Applicable Maximum Canadian Revolving Amount of each Canadian Lender that is not a Combined Lender; and
     (iv) proportionately (y) increase such US Lender’s Dormant US Commitment, and (z) decrease such Canadian Lender’s Dormant Canadian Commitment.

     (c) Generally. In connection with any increase set forth in subparts (a) and (b) above, (i) Schedule 1 hereto shall be automatically amended, without further action, to reflect the result of any such increase (provided that Agent shall provide to Borrowers and each Lender a revised Schedule 1 to this Agreement, including revised Applicable Commitment Percentages for each of the Lenders, if appropriate, which Schedule 1 may be provided at the time of such increase or thereafter, and shall be effective as of the date of such increase); and (ii) Borrowers shall execute and deliver to Agent and the Lenders such replacement or additional Revolving Credit Notes as shall be required by Agent (to replace or supplement the Notes previously requested by the Combined Lenders). On the date of each such increase, the Lenders shall make adjustments among themselves with respect to the Revolving Loans then outstanding and amounts of principal, interest, facility fees, and other amounts paid or payable with respect thereto as shall be necessary, in the opinion of Agent, in order to reallocate among such Lenders such outstanding amounts, based on the revised Applicable Commitment Percentages. Borrowers hereby agree to indemnify and to hold each Lender harmless for any amount payable under Article III hereof as a result of a prepayment of a Fixed Rate Loan pursuant to a reallocation of Commitments under this Section 2.15.
     8. Amendment to Amendments, Consents. Section 10.3 of the Credit Agreement is hereby amended to delete subpart (a) therefrom, and to insert in place thereof the following:
     (a) except with respect to increases pursuant to Section 2.15 hereof, any increase in the Commitment, the US Commitment or the Canadian Commitment,
     9. Amendment to Schedules. The Credit Agreement is hereby amended to delete Schedule 1 (Commitment of Lenders) therefrom, and to insert in place thereof, a new Schedule 1 in the form of Schedule 1 attached hereto.
     10. Closing Deliveries. Concurrently with the execution of this Amendment,
     (a) Borrowers shall:
     (i) deliver to Agent, for delivery to each US Lender that is also a Combined Lender and that has requested a Note, a replacement Note that reflects the full amount of its US Commitment;
     (ii) cause each Guarantor of Payment to execute the attached Acknowledgment and Agreement; and
     (iii) pay all legal fees and expenses of Agent in connection with this Amendment.
     (b) Agent and Canadian Funding Agent shall execute an Amended and Restated Lender Agreement and, in connection therewith, each Lender authorizes Agent and Canadian Funding Agent to execute such agreement on its behalf, and agrees to be bound thereby;

     11. Representations and Warranties. Each Borrower hereby represents and warrants to Agent and the Lenders that (a) such Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind such Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by such Borrower and the performance and observance by such Borrower of the provisions hereof do not violate or conflict with the organizational agreements of such Borrower or any law applicable to such Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against such Borrower; (d) no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) such Borrower is not aware of any claim or offset against, or defense or counterclaim to, such Borrower’s obligations or liabilities under the Credit Agreement or any Related Writing; and (f) this Amendment constitutes a valid and binding obligation of such Borrower in every respect, enforceable in accordance with its terms.
     12. References to Credit Agreement. Each reference that is made in the Credit Agreement or any Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Related Writing. The notice address for Bank of Montreal, Chicago Branch set forth on the signature pages of this Amendment shall be the notice address of Bank of Montreal, Chicago Branch for purposes of Section 10.4 of the Credit Agreement.
     13. Waiver. Each Borrower, by signing below, hereby waives and releases Agent and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims of which such Borrower is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.
     14. Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.
     15. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
     16. Severability. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.
     17. Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

     JURY TRIAL WAIVER. BORROWERS, THE LENDERS AND AGENT, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWERS, THE LENDERS AND AGENT, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.
     IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

THE J. M. SMUCKER COMPANY
By:	/s/ Mark R. Belgya
	Name:	Mark R. Belgya
	Title:	Treasurer

SMUCKER FOODS OF CANADA CO.
By:	/s/ Mark R. Belgya
	Name:	Mark R. Belgya
	Title:	Treasurer

KEYBANK NATIONAL ASSOCIATION, as Agent and as a Lender
By:	/s/ Brendan A. Lawlor
	Name:	Brendan A. Lawlor
	Title:	Senior Vice President

BANK OF MONTREAL, as Canadian Funding Agent, Syndication Agent and as a Lender
By:	/s/ Ben Ciallella
	Name:	Ben Ciallella
	Title:	Vice President

Signature Page 1 of 2 to
Second Amendment Agreement

FIFTH THIRD BANK
	By:	/s/ Martin H. McGinty
		Name:	Martin H. McGinty
		Title:	Vice President

Address: 115 S. LaSalle Street Chicago, IL 60603	BANK OF MONTREAL, Chicago branch
Attn: Food Group	By:	/s/ Betzaida Erdelyi
		Name:	Betzaida Erdelyi
		Title:	Director

FIFTH THIRD BANK, Toronto branch, a branch of an Ohio banking corporation
	By:	/s/ Jeremaih A. Hynes
		Name:	Jeremaih A. Hynes
		Title:	Vice President and Principal Officer

Signature Page 2 of 2 to
Second Amendment Agreement

ACKNOWLEDGMENT AND AGREEMENT
     The undersigned consent and agree to and acknowledge the terms of the foregoing Second Amendment Agreement dated as of April 25, 2007. The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned shall remain in full force and effect and be unaffected hereby.
     The undersigned hereby waive and release Agent and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which the undersigned are aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.
     JURY TRIAL WAIVER. THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWERS, AGENT, THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

THE J. M. SMUCKER COMPANY			J.M. SMUCKERS LLC (f/k/a Smucker-IMC, Inc.)

By:	/s/	Mark R. Belgya	By:	/s/	Mark R. Belgya
	Name:	Mark R. Belgya		Name:	Mark R. Belgya
	Title:	Treasurer		Title:	Treasurer
Signature Page to
Acknowledgment and Agreement

SCHEDULE 1

		US REVOLVING
	US REVOLVING CREDIT	CREDIT	DORMANT US
	COMMITMENT	COMMITMENT	REVOLVING CREDIT
US LENDERS	PERCENTAGE	AMOUNT	COMMITMENT	MAXIMUM AMOUNT
KeyBank National Association	41.67%	$75,000,000	$0	$75,000,000
Bank of Montreal, Chicago Branch	36.11%	$65,000,000	$0	$65,000,000
Fifth Third Bank	22.22%	$40,000,000	$0	$40,000,000
	100.00%
Dormant Total US Amount			$0
Maximum US Revolving Amount		$180,000,000		$180,000,000

		CANADIAN REVOLVING
	CANADIAN REVOLVING	CREDIT	DORMANT CANADIAN
	CREDIT COMMITMENT	COMMITMENT	REVOLVING CREDIT
CANADIAN LENDERS	PERCENTAGE	AMOUNT	COMMITMENT	MAXIMUM AMOUNT
Bank of Montreal	0.00%	$0	$65,000,000	$0
Fifth Third Bank, Toronto branch	0.00%	$0	$10,000,000	$0
	0.00%
Dormant Total Canadian Amount			$75,000,000
Maximum Canadian Revolving Amount		$0		$0

TOTAL COMMITMENT AMOUNT				$180,000,000

LENDER	LENDER OVERALL BASIS
KeyBank National Association	$75,000,000
Bank of Montreal (includes the Chicago branch)	$65,000,000
Fifth Third Bank (includes the Toronto branch)	$40,000,000

S-1